DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS

          SUMMARY PROSPECTUS

                      March 1, 2012

Dunham Loss Averse Growth Fund

Class A (DAAVX)

Class C (DCAVX)

Class N (DNAVX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2012, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/lossaversegrowth.aspx. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 3DUNHAM (338-6426) or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective:  The Fund seeks to provide capital appreciation, with capital preservation during market downturns as a secondary goal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 67 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.13%	1.13%	1.13%
Acquired Fund Fees and Expenses (1)	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	2.35%	3.10%	2.10%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$799	$1,266	$1,758	$3,107
Class C	$313	$957	$1,625	$3,411
Class N	$213	$658	$1,129	$2,431

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 704% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's sub-adviser seeks to achieve the capital appreciation portion of the Fund's investment objective by investing primarily in common stocks of U.S. companies and Exchange Traded Funds ("ETFs") that invest primarily in common stocks of U.S. companies. The sub-adviser seeks to achieve the capital preservation portion of the Fund's investment objective during down markets by using risk management techniques including (1) stop-loss limits (a form of automatic sell decision based upon a set drop in a security's price), (2) security price targets, (3) allocation to cash equivalents and (4) hedging portfolio-level price risk with inverse ETFs (funds that are designed to rise in price when stock prices are falling). The Fund invests in companies of any market capitalization.

The sub-adviser seeks to find what it believes are attractively valued and unrecognized growth opportunities and to invest before that growth is reflected in the prices of the securities. The sub-adviser defines "growth" securities as stocks that exhibit above-average revenue, earnings, or cash flow growth when compared to the broad U.S. stock market. The sub-adviser utilizes fundamental and macroeconomic research, coupled with a technical analysis overlay, to select holdings for the portfolio. Macroeconomic research focuses on the outlook for the U.S. economy and security prices, in general. Fundamental research on each company generally includes an industry-peer-group comparative analysis of revenue, earnings and cash flow growth. Issuers are selected based on a relatively low stock price compared to their growth rate measures described above.

In general, the sub-adviser buys a security, including ETFs, when it believes that it exhibits above-average growth prospects that have not yet been recognized in the security’s valuation. In general, the sub-adviser will sell a security, including an ETF, when a more attractive security is identified, the current security’s fundamentals deteriorate, or the security reaches a valuation target. The sub-adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

ETF Risk – ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in common stocks. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value. ETFs are subject to specific risks, depending on the nature of the fund. For instance, ETFs investing in common stocks are subject to the risk that the value of the securities they hold can fall in response to developments affecting the company issuing the stock or in response to changing economic conditions. When the value of ETFs held by the Fund declines, the value of your investment in the Fund declines.

Growth Style Investing Risk – The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – The frequency of portfolio transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the portfolio’s performance.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

During the period shown in the bar chart, the highest return for a quarter was 5.35% (quarter ended December 31, 2011) and the lowest return for a quarter was -7.12% (quarter ended September 30, 2011).

Dunham Loss Averse Growth Fund

AVERAGE ANNUAL TOTAL RETURN

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc.

Sub-Adviser: PVG Asset Management Corporation ("PVG")

Sub-Adviser Portfolio Managers:  Patrick Adams, CFA, Chief Executive Officer of PVG and Joseph Pecoraro, CFA, President of PVG, serve the Fund as Portfolio Co-Managers and have each served in this capacity since the Fund commenced operations in 2010. Each Portfolio Co-Manager is primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C share, the initial minimum investment amount in the Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to Dunham Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com.  You also may purchase and redeem shares through a financial intermediary.

TAX INFORMATION

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.